                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned, as a Section 16 reporting person of Medidata Solutions, Inc. (the "Company"), hereby constitutes and appoints each of Bruce D. Dalziel and Michael I. Otner, signing singly, the undersigned's true and lawful attorney-in-fact to:

        (1) prepare,  execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S.  Securities and Exchange  Commission (the
        "SEC") a Form ID, including  amendments thereto, and any other documents necessary  or  appropriate  to obtain codes and  passwords  enabling the undersigned to make electronic  filings with the SEC of reports required by Section 16(a) of the  Securities  Exchange Act of 1934 or any rule or regulation of the SEC;

        (2)  execute  for and on behalf  of the  undersigned,  as a  Section  16 reporting  person of the Company,  Forms 3, 4, and 5 in accordance  with
        Section  16(a) of the  Securities  Exchange  Act of 1934  and the  rules thereunder,  and any  other  forms or  reports  the  undersigned  may be required  to  file  in  connection  with  the  undersigned's  ownership, acquisition, or disposition of securities of the Company;

        (3) do and perform any and all acts for and on behalf of the undersigned which may be  necessary  or  desirable  to complete and execute any such
        Form 3, 4, or 5, or other form or report,  and timely  file such form or report with the SEC and any stock exchange or similar authority; and

        (4) take any other action of any type  whatsoever in connection with the foregoing  which,  in the  opinion of such  attorney-in-fact,  may be of benefit  to,  in the best  interest  of, or  legally  required  by,  the undersigned,  it being  understood  that the documents  executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of
        Attorney  shall  be in such  form  and  shall  contain  such  terms  and
        conditions    as   such    attorney-in-fact    may   approve   in   such
        attorney-in-fact's discretion.

        The undersigned hereby grants to each such  attorney-in-fact  full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary, or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  Power of  Attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities
Exchange Act of 1934.

        This Power of Attorney  shall  remain in full force and effect until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of May, 2009.

                             Signature: /s/ ROBERT B. TAYLOR
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                            Print Name: Robert B. Taylor
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